                                                                EXHIBIT 6(a)

                                   CERTIFICATE
                PENDING OR RESTATING CERTIFICATE OF INCORPORATION

BY ACTION OF   / / INCORPORATORS        /X/ BOARD OF DIRECTORS AND SHAREHOLDERS
              / / BOARD OF DIRECTORS   / / BOARD OF DIRECTORS AND MEMBERS

(Stock Corporation)       (Nonstock Corporation)



                                                       _________________________
                                                             For office use only
                                                       _________________________
STATE OF CONNECTICUT                                                  ACCOUNT NO
SECRETARY OF THE STATE

_________________________
                                                        INITIALS
                                                       _________________________

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1. NAME OF CORPORATION                                                 DATE

   Hartford Life Insurance Company                                 August 2,1984
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2. The Certificate of incorporation is /X/ A. AMENDED ONLY  / / B. AMENDED AND
   RESTATED   / / C. RESTATED ONLY by the following resolution

            RESOLVED, That Article Three, Section (a) of the Corporation's Certificate of Incorporation be amended to read as follows:

               "Section 3. The capital with which the Corporation shall commence business shall be an amount not less than one thousand dollars ($1,000). The authorized capital shall be five million six hundred and ninety thousand dollars ($5,690,000) divided into one thousand (1,000) shares of common capital stock with a par value of five thousand six hundred and ninety dollars ($5,690) each."

3. (Omit if 2.A is checked.)

   (a) The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date, except as follows:
       (Indicate amendments made, if any, if none, so indicate)

   (b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of Incorporation.


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BY ACTION OF INCORPORATORS

/ / 4. The above resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote, if any.)

   We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

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  SIGNED                             SIGNED                             SIGNED

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                                    APPROVED
    (All subscribers, or, if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate)
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  SIGNED                             SIGNED                             SIGNED

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                                                                  (Over)

                                    (Continued)

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/ / 4. (Omit if 2C is checked.)

       The above resolution was adopted by the board of directors acting alone, / / there being no shareholders or subscribers. / / the board of directors being so authorized pursuant to Section 33-341, Conn. G.S. as amended / / the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution.

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5. The number of affirmative votes required to adopt such resolution is:

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6. The number of directors' votes in favor of the resolution was:

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   We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

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NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)
NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

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SIGNED (President or Vice President)   SIGNED (Secretary or Assistant Secretary)


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/X/ 4. The above resolution was adopted by the board of directors and by shareholders.

5. Vote of shareholders:

   (a) (Use if no shares are required to be voted as a class.)

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   NUMBER OF SHARES ENTITLED TO VOTE              TOTAL VOTING POWER

                 400                                      400

      VOTE REQUIRED FOR ADOPTION                  VOTE FAVORING ADOPTION

                 267                                      400
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   (b) (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

   We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

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NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)

   Edward N. Bennett (Sr. Vice President)

NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

   Robert C. Fischer (Secretary)

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SIGNED (President or Vice President)

   /s/ Edward N. Bennett

SIGNED (Secretary or Assistant Secretary)

   /s/ Robert C. Fischer

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/ /  4.   The above resolution was adopted by the board of directors and by members.

5. Vote of members:

   (a) (Use if no members are required to vote as a class.)

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   NUMBER OF           TOTAL            VOTE REQUIRED       VOTE FAVORING
 MEMBERS VOTING     VOTING POWER        FOR ADOPTION           ADOPTION


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   (b) (If the members of any class are entitled to vote as a class indicate the designator and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)



   We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true

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NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)
NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)


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SIGNED (President or Vice President)   SIGNED (Secretary or Assistant Secretary)

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FILING FEE              CERTIFICATION FEE                TOTAL FEES
  $30-                    $27-                             $57-

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FILED                                        SIGNED (For Secretary of the State)
                                             STATE OF CONNECTICUT

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AUG - 3 1984                                 CERTIFIED COPY SENT ON (Date)

INITIALS                                               8/6/84

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SECRETARY OF THE STATE                                   TO

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By      Time 3:00 P.M.              CARD             LIST             PROOF
  ------     ---------

STATE OF CONNECTICUT             )
                                 )  SS.     HARTFORD
OFFICE OF SECRETARY OF THE STATE )


I hereby certify that the foregoing is a true copy of record in this office



                                IN TESTIMONY WHEREOF, I have hereunto set my hand, and affixed the Seal of said State, at Hartford, this 2nd day of April A.D., 1982



                                               SECRETARY OF THE STATE

                                   CERTIFICATE
                PENDING OR RESTATING CERTIFICATE OF INCORPORATION

BY ACTION OF   / / INCORPORATORS        /X/ BOARD OF DIRECTORS AND SHAREHOLDERS
              / / BOARD OF DIRECTORS   / / BOARD OF DIRECTORS AND MEMBERS


(Stock Corporation)       (Nonstock Corporation)



                                                       _________________________
                                                             For office use only
                                                       _________________________
STATE OF CONNECTICUT                                                  ACCOUNT NO
SECRETARY OF THE STATE

_________________________
                                              INITIALS
                                             _________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. NAME OF CORPORATION                                               DATE

   Hartford Life Insurance Company                             February 10, 1982

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2. The Certificate of incorporation is / / A. AMENDED ONLY  /X/ B. AMENDED AND
   RESTATED   / / C. RESTATED ONLY by the following resolution


            See attached Restated Certificate of Incorporation.

3. (Omit if 2.A is checked.)

   (a) The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date, except as follows:
       (Indicate amendments made, if any, if none, so indicate)

       1. Section 1 is amended to read as Restated.
       2. Section 4 is deleted.
       3. Section 5 is deleted.

   (b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of Incorporation.

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BY ACTION OF INCORPORATORS

/ / 4. The above resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote, if any.)

   We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

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  SIGNED                             SIGNED                             SIGNED


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                                    APPROVED
   (All subscribers, or, if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate)

--------------------------------------------------------------------------------
  SIGNED                             SIGNED                               SIGNED


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                                                                  (Over)

                    (Continued)

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/ / 4. (Omit if 2C is checked.) The above resolution was adopted by the board of directors acting alone,
/ / there being no shareholders or subscribers.
/ / the board of directors being so authorized pursuant to Section 33-341, Conn.
    G.S. as amended
/ / the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution.

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5. The number of affirmative votes          6.  The number of directors' votes
   required to adopt such resolution is:        in favor of the resolution was:

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We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

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NAME OF PRESIDENT OR VICE                  NAME OF SECRETARY OR ASSISTANT
PRESIDENT (Print or Type)                  SECRETARY (Print or Type)

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SIGNED (President or Vice President)       SIGNED (Secretary or Assistant
                                           Secretary)

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/X/  4. The above resolution was adopted by the board of directors and by shareholders.

5. Vote of shareholders:

(a) (Use if no shares are required to be voted as a class.)
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NUMBER OF SHARES      TOTAL VOTING POWER    VOTE REQUIRED    VOTE FAVORING
ENTITLED TO VOTE                            FOR ADOPTION       ADOPTION
      400                    400                 267              400
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(b) (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

   We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

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NAME OF PRESIDENT OR VICE             NAME OF SECRETARY OR ASSISTANT
PRESIDENT (Print or Type)             SECRETARY (Print or Type)

Robert B. Goode, Jr. Executive        William A. McMahon, Gen Counsel
Vice Pres. & Chief Oper. Officer       & Secretary
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SIGNED (President or Vice President)  SIGNED (Secretary or Assistant Secretary)

/s/ Robert B. Goode, Jr.              /s/ William A. McMahon
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/ /  4. The above resolution was adopted by the board of directors and by members.

5.  Vote of members:

(a) (Use if no members are required to vote as a class.)

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NUMBER OF MEMBERS      TOTAL VOTING POWER    VOTE REQUIRED FOR   VOTE FAVORING
   VOTING                                       ADOPTION            ADOPTION

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(b) (If the members of any class are entitled to vote as a class indicate the designator and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

   We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true
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NAME OF PRESIDENT OR VICE PRESIDENT      NAME OF SECRETARY OR ASSISTANT
Print or Type)                           SECRETARY (Print or Type)


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SIGNED (President or Vice President)     SIGNED (Secretary or Assistant
                                         Secretary)

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        FILING FEE             CERTIFICATION FEE                TOTAL FEES
           $30-                     $9.50                          $39.50

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  FILED                           SIGNED (For Secretary of the State)
STATE OF CONNECTICUT                      Rec. & ICC TO Ann Zacolio

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  APR - 2 1982                     CERTIFIED COPY SENT ON (Date)
    INITIALS                       Law Dept Hartford Ins. Group

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 SECRETARY OF THE STATE              TO    HTFD. Plaza HTFD., CT 06115

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By            Time 2:30 P.M.      CARD      LIST               PROOF
  --------        ---------

                      RESTATED CERTIFICATE OF INCORPORATION

                         HARTFORD LIFE INSURANCE COMPANY

          This Restated Certificate of Incorporation gives effect to the amendment of the Certificate of Incorporation of the corporation and otherwise purports merely to restate all those provisions already in effect. This Restated Certificate of Incorporation has been adopted by the Board of Directors and by the sole shareholder.

          Section 1. The name of the corporation is Hartford Life Insurance Company and it shall have all the powers granted by the general statutes, as now enacted or hereinafter amended to corporations formed under the Stock Corporation Act.

          Section 2. The corporation shall have the purposes and powers to write any and all forms of insurance which any other corporation now or hereafter chartered by Connecticut and empowered to do an insurance business may now or hereafter may lawfully do; to accept and to cede reinsurance; to issue policies and contracts for any kind or combinations of kinds of insurance; to issue policies or contracts either with or without participation in profits; to acquire and hold any or all of the shares or other securities of any insurance corporation; and to engage in any lawful act or activity for which corporations may be formed under the Stock Corporation Act. The corporation is authorized to exercise the powers herein granted in any state, territory or jurisdiction of the United States or in any foreign country.

          Section 3. The capital with which the corporation shall commence business shall be an amount not less than one thousand dollars. The authorized capital shall be two million five hundred thousand dollars divided into one thousand shares of common capital stock with a par value of twenty-five hundred dollars each.

          We hereby declare, under the penalties of false statement that the statements made in the foregoing Certificate are true.

Dated:  February 10, 1982               HARTFORD LIFE INSURANCE COMPANY


                                        By /s/ Robert B. Goode, Jr.
                                           ------------------------------
Attest:

/s/ William A. McMahon
------------------------------